Auth [redacted]

4

Document updated: **June 2021**

ARIZONA association of REALTORS® REAL SOLUTIONS. REALTOR® SUCCESS.

The pre-printed portion of this form has been drafted by the Arizona Association of REALTORS®. Any change in the pre-printed language of this form must be made in a prominent manner. No representations are made as to the legal validity, adequacy and/or effects of any provision, including tax consequences thereof. If you desire legal, tax or other professional advice, please consult your attorney, tax advisor or professional consultant.

This is a Counter Offer originated by: ☐ Seller ☑ Buyer ☐ Landlord ☐ Tenant

This is a Counter Offer to the ☐ Offer ☑ Counter Offer dated 09/10/2022 (MO/DA/YR) between the following Parties:

Seller/Landlord: [redacted]

Premises Address: [redacted]

Acceptance of the above Offer and/or Counter Offer is contingent upon agreement to the following:

Purchase Price to be $1,035,000.

All other terms and conditions to remain the same.

Terms of Acceptance: Unless acceptance of this Counter Offer is signed by all parties and a signed copy delivered in person, by mail, facsimile or electronically, and received by the originating party's Broker named in the Contract Section 8q or 9a as applicable by 09/11/2022 at 11:59 ☐ a.m. ☑ p.m., Mountain Standard Time, this Counter Offer shall be considered withdrawn. Except as modified by this Counter Offer, all other terms and conditions of the above referenced Offer/Counter Offer(s) shall remain unchanged and deemed accepted. Until this Counter Offer has been accepted in the manner described above, the Parties understand that the Party originating this Counter Offer may withdraw the offer to buy, sell, or lease the Premises.

[redacted] cknowledges receipt of a copy hereof.

09/11/2022, 02:12:02 PM PDT Date: ______ Time: ______

Buyer ☐ Landlord ☐ Tenant

______ Date: ______ Time: ______

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

☐ RESPONSE

An additional Counter Offer is attached, and is incorporated by reference. If there is a conflict between this Counter Offer and the additional Counter Offer, the provisions of the additional Counter Offer shall be controlling.

______ Date: ______ Time: ______

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

______ Date: ______ Time: ______

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

☒ A EPTAN E

[redacted] this Counter Offer and acknowledges receipt of a copy hereof.

Date: 09/11/22 Time: 6:20 PM

nt

[redacted] Date: 09/11/22 Time: 6:34 PM

☒ e er uyer an or ☐ Tenant

For Broker Use Only:

Brokerage File/Log No. ______ Manager's Initials ______ Broker's Initials ______ Date ______ (MO/DA/YR)

[redacted]

[redacted]

COUNTER OFFER 3

Document updated: June 2021

ARIZONA association of REALTORS® REAL SOLUTIONS. REALTOR® SUCCESS.

The pre-printed portion of this form has been drafted by the Arizona Association of REALTORS®. Any change in the pre-printed language of this form must be made in a prominent manner. No representations are made as to the legal validity, adequacy and/or effects of any provision, including tax consequences thereof. If you desire legal, tax or other professional advice, please consult your attorney, tax advisor or professional consultant.

This is a Counter Offer originated by: ☒ Seller ☐ Buyer ☐ Landlord ☐ Tenant

This is a Counter Offer to the ☐ Offer ☒ Counter Offer dated 09/10/2022 (MO/DA/YR) between the following Parties:

[redacted] & [redacted]

Buyer/Tenant: Arrived Holdings, Inc

Premises Address: 5108 E Janice Way Scottsdale AZ 85254

Acceptance of the above Offer and/or Counter Offer is contingent upon agreement to the following:

Purchase price to be $1,039,000.
All other terms and conditions to remain the same.

Terms of Acceptance: Unless acceptance of this Counter Offer is signed by all parties and a signed copy delivered in person, by mail, facsimile or electronically, and received by the originating party's Broker named in the Contract Section 8q or 9a as applicable by 09/11/2022 at 12 ☐ a.m. ☒ p.m., Mountain Standard Time, this Counter Offer shall be considered withdrawn. Except as modified by this Counter Offer, all other terms and conditions of the above referenced Offer/Counter Offer(s) shall remain unchanged and deemed accepted. Until this Counter Offer has been accepted in the manner described above, the Parties understand [redacted] withdraw the offer to buy, sell, or lease the Premises.

[redacted] py hereof.

Date: 09/10/22 Time: 6:42 PM

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

[redacted] Date: 09/10/22 Time: 6:55 PM

☒ Seller ☐ Buyer ☐ Landlord ☐ Tenant

☑ RESPONSE

An additional Counter Offer is attached, and is incorporated by reference. If there is a conflict between this Counter Offer and the additional Counter Offer, the provisions of the additional Counter Offer shall be controlling.

[redacted] 09/11/2022, 02:12:02 PM PDT Date: ______ Time: ______

☐ Seller ■ Buyer ☐ Landlord ☐ Tenant

______ Date: ______ Time: ______

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

☐ ACCEPTANCE

The undersigned agrees to the terms and conditions of this Counter Offer and acknowledges receipt of a copy hereof.

______ Date: ______ Time: ______

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

______ Date: ______ Time: ______

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

For Broker Use Only:

Brokerage File/Log No. ______ Manager's Initials ______ Broker's Initials ______ Date ______ (MO/DA/YR)

[redacted]

[redacted]

COUNTER OFFER 1

Document updated: June 2021

ARIZONA association of REALTORS® REAL SOLUTIONS. REALTOR® SUCCESS.

The pre-printed portion of this form has been drafted by the Arizona Association of REALTORS®. Any change in the pre-printed language of this form must be made in a prominent manner. No representations are made as to the legal validity, adequacy and/or effects of any provision, including tax consequences thereof. If you desire legal, tax or other professional advice, please consult your attorney, tax advisor or professional consultant.

This is a Counter Offer originated by: ☒ Seller ☐ Buyer ☐ Landlord ☐ Tenant

This is a Counter Offer to the ☒ Offer ☐ Counter Offer dated 09/10/2022 (MO/DA/YR) between the following Parties:

Seller/Landlord: [redacted]

Buyer/Tenant: Arrived Holdings, Inc

Premises Address: 5108 E Janice Way Scottsdale AZ 85254

Acceptance of the above Offer and/or Counter Offer is contingent upon agreement to the following:

Purchase price to be $1,045,000.
Sellers to be: [redacted]
Signer fo[redacted]
Signer for [redacted]
Line 461 in contract to read [redacted]
All other terms and conditions to remain the same.

Terms of Acceptance: Unless acceptance of this Counter Offer is signed by all parties and a signed copy delivered in person, by mail, facsimile or electronically, and received by the originating party's Broker named in the Contract Section 8q or 9a as applicable by 09/11/2022 at 1 ☐ a.m. ☒ p.m., Mountain Standard Time, this Counter Offer shall be considered withdrawn. Except as modified by this Counter Offer, all other terms and conditions of the above referenced Offer/Counter Offer(s) shall remain unchanged and deemed accepted. Until this Counter Offer has been accepted in the manner described above, the Parties understand that the Party originating this Counter Offer may withdraw the offer to buy, sell, or lease the Premises.

The undersigned acknowledges receipt of a copy hereof.

[redacted] Date: 09/10/2022 Time: 10:24 AM

☐ Landlord ☐ Tenant

[redacted] Date: 09/10/2022 Time: 10:31 AM

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

☑ RESPONSE

An additional Counter Offer is attached, and is incorporated by reference. If there is a conflict between this Counter Offer and the additional Counter Offer, the provisions of the additional Counter Offer shall be controlling.

[redacted] Date: 09/10/2022, 02:51:59 PM PDT Time:

☐ Seller ☑ Buyer ☐ Landlord ☐ Tenant

_____ Date: _____ Time: _____

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

☐ ACCEPTANCE

The undersigned agrees to the terms and conditions of this Counter Offer and acknowledges receipt of a copy hereof.

_____ Date: _____ Time: _____

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

_____ Date: _____ Time: _____

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

For Broker Use Only:

Brokerage File/Log No. _____ Manager's Initials _____ Broker's Initials _____ Date _____ (MO/DA/YR)

[redacted]

[redacted]

2

Document updated: June 2021

ARIZONA association of REALTORS® REAL SOLUTIONS. REALTOR® SUCCESS.

The pre-printed portion of this form has been drafted by the Arizona Association of REALTORS®. Any change in the pre-printed language of this form must be made in a prominent manner. No representations are made as to the legal validity, adequacy and/or effects of any provision, including tax consequences thereof. If you desire legal, tax or other professional advice, please consult your attorney, tax advisor or professional consultant.

This is a Counter Offer originated by: ☐ Seller ☑ Buyer ☐ Landlord ☐ Tenant

This is a Counter Offer to the ☐ Offer ☑ Counter Offer dated 09/10/2022 (MO/DA/YR) between the following Parties:

Seller/Landlord: [redacted]

Buyer/Tenant: Arrived Holdings, Inc

Premises Address: 5108 E JANICE Way, Scottsdale, AZ 85254

Acceptance of the above Offer and/or Counter Offer is contingent upon agreement to the following:

Purchase Price to be $1,020,000.

All other terms and conditions to remain the same.

Terms of Acceptance: Unless acceptance of this Counter Offer is signed by all parties and a signed copy delivered in person, by mail, facsimile or electronically, and received by the originating party's Broker named in the Contract Section 8q or 9a as applicable by 09/10/2022 at 11:59 ☐ a.m. ☑ p.m., Mountain Standard Time, this Counter Offer shall be considered withdrawn. Except as modified by this Counter Offer, all other terms and conditions of the above referenced Offer/Counter Offer(s) shall remain unchanged and deemed accepted. Until this Counter Offer has been accepted in the manner described above, the Parties understand that the Party originating this Counter Offer may withdraw the offer to buy, sell, or lease the Premises.

The undersi ned acknowledges receipt of a copy hereof.

[redacted] 09/10/2022, 02:51:59 PM PDT Date: ______ Time: ______

☐ Seller ☑ Buyer ☐ Landlord ☐ Tenant

______ Date: ______ Time: ______

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

☒ RESPONSE

An additional Counter Offer is attached, and is incorporated by reference. If there is a conflict between this Counter Offer and the e provisions of the additional Counter Offer shall be controlling.

AuthentiSIGN

[redacted] Date: 09/10/22 Time: 6:42 PM

☒ Seller ☐ Buyer ☐ Landlord ☐ Tenant

[redacted] Date: 09/10/22 Time: 6:55 PM

☒ e er uyer Landlord ☐ Tenant

☐ ACCEPTANCE

The undersigned agrees to the terms and conditions of this Counter Offer and acknowledges receipt of a copy hereof.

______ Date: ______ Time: ______

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

______ Date: ______ Time: ______

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

For Broker Use Only:

Brokerage File/Log No. ______ Manager's Initials ______ Broker's Initials ______ Date ______ (MO/DA/YR)

[redacted]